UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2025

Curanex Pharmaceuticals Inc

(Exact name of registrant as specified in its charter)

Nevada	333-282686	83-0741390
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Jericho Plaza, Suite 101B Jericho, NY	11753
(Address of principal executive offices)	(Zip Code)

(718) 673-6078

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	CURX	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed in a current report on Form 8-K by Curanex Pharmaceuticals Inc, a Nevada corporation (the “Company”), on August 27, 2025, the Company closed its initial public offering (the “Offering”) of 3,750,000 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a public offering price of $4.00 per share, for gross proceeds of $15,000,000. The Shares were offered by the Company pursuant to a registration statement on Form S-1, as amended (File No. 333-282686), filed with the Securities and Exchange Commission (the “Commission”), which was declared effective by the Commission on August 12, 2025 (the “Registration Statement”). A final prospectus relating to this Offering was filed with the Commission on August 26, 2025.

Under the terms of an underwriting agreement dated August 25, 2025 (the “Underwriting Agreement”), with Dominari Securities, LLC, as representative of the underwriters named on Schedule I therein (the “Underwriters”), the Company granted the Underwriters an option to purchase up to 562,500 additional shares (the “Option Shares”) at the initial public offering price of $4.00 per share, pursuant to the over-allotment option described in the Underwriting Agreement. By a letter dated September 10, 2025, the Underwriters exercised their option to purchase all of the Option Shares. The purchase and sale of the Option Shares closed on September 12, 2025, resulting in additional gross proceeds of $2,250,000.

Following the closing of the aforesaid sale and issuance of the Option Shares, the Company now has a total of 28,312,500 shares of Common Stock issued and outstanding.

On September 12, 2025, we released the press release furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Curanex Pharmaceuticals Inc

Date: September 12, 2025	By:	/s/ Jun Liu
	Name:	Jun Liu
	Title:	Chief Executive Officer